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                                                                   Exhibit 10.18

                              eFunds Corporation
                           2000 STOCK INCENTIVE PLAN
                     (as amended as of February 16, 2001)

Section 1. Purpose.

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, directors, consultants and advisors capable of assuring the future success of the Company, by offering such persons incentives to put forth maximum efforts for the success of the Company's business, and by affording such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and any entity in which the Company has a significant equity interest, in each case as determined by the Committee. As used in this definition, "control" shall mean the right, either directly or indirectly, to elect the majority of the directors of a company without the consent or acquiescence of any Third Party.

(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Right, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)  "Board" shall mean the board of directors of the Company.

(e) "Certificate" shall mean the Certificate of Incorporation of the Company, as amended from time to time.

(f) "Code" shall mean the Internal Revenue Code of 1986 of the United States of America, as amended from time to time, and any regulations promulgated thereunder.

(g) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan. The Committee shall consist solely of Directors appointed from time to time by the Board and shall be comprised solely of at least that number of Directors with those qualifications necessary to permit Awards under the Plan to qualify under Rule 16b-3 and under Section 162(m) of the Code.

(h) "Common Stock" shall mean the shares of Common Stock of the Company as provided in the Certificate.

(i) "Company" shall mean eFunds Corporation, a corporation incorporated under the laws of the State of Delaware, United States of America, and any successor corporation.

(j)  "Director" shall mean a member of the Board.

(k) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

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(l)  "Eligible Person" shall mean any officer, Director (including a non-
     employee Director) or employee of the Company or any of its Affiliates and any consultant or advisor who provides services to the Company or any of its Affiliates, as determined by the Committee and selected by the Committee for an Award under the Plan.

(m) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended from time to time, and any regulations promulgated thereunder.

(n) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share on a given date for purposes of the Plan shall be, if the Shares are then traded on the Nasdaq National Market, the last sale price of the Shares as reported on the Nasdaq National Market on such date or, if the Nasdaq National Market is not open for trading on such date, on the most recent preceding date when it is open for trading,

(o) "Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to meet the requirements of Section 422 of the Code or any successor provision, and shall include any Reload Option.

(p) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

(q) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

(r) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

(s) "Person" shall mean any natural person, corporation, partnership, association or trust.

(t) "Plan" shall mean this eFunds Corporation 2000 Stock Incentive Plan, as amended from time to time.

(u) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

(v) "Restricted Stock" shall mean any Share issued pursuant to an Award granted under Section 6(c) of the Plan.

(w) "Restricted Stock Right" shall mean any right granted under Section 6(c) of the Plan.

(x) "Rule 16b-3" shall mean the rule so designated which has been promulgated by the SEC under the authority of Section 16 of the Exchange Act, as such rule may be amended from time to time, together with any successor law or rule.

(y)  "SEC" shall mean the United States Securities and Exchange Commission.

(z) "Shares" shall mean shares of Common Stock or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(aa) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

(bb) "Third Party" shall mean any Person other than the Company or any of its Affiliates.


Section 3. Administration.

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each

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     Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) subject to Section 7(c) of this Plan, amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised with the payment of cash, Shares, promissory notes, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other awards, other property and other amounts issuable or payable by the Company with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or its Affiliates and any other Eligible Person.

(b) Delegation. The Committee may delegate all or any of its powers and duties under the Plan to one or more Directors, or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under this Plan with regard to Awards granted to officers or directors of the Company or its Affiliates who are subject to Section 16 of the Exchange Act or in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards.

(a) Shares Available. Subject to the provisions of Section 4(c) hereof, the Shares available for Awards under the Plan shall be authorized, but unissued, Shares or Shares held in the treasury of the Company. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 9,100,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

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(b)  Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for grants under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d) Award Limitations Under the Plan. The maximum number of Shares available for Awards of Restricted Stock or Restricted Stock Rights under the Plan shall be 455,000. In addition, no Participant may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its discretion, shall deem relevant.

Section 6. Awards.

(a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

     (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of

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            the Fair Market Value of a Share on the date of grant of such
            Option, provided that the per Share exercise price may be set below Fair Market Value by an amount determined necessary or appropriate by the Committee to satisfy applicable requirements of law or government regulation.

     (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall not exceed ten years.

     (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

     (iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or options previously granted under any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or options granted under any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per Share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option, provided that the per Share exercise price may be set below Fair Market Value by an amount determined necessary or appropriate by the Committee to satisfy applicable requirements of law or government regulation. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

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(b)  Stock Appreciation Rights. The Committee is hereby authorized to grant
     Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof the right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price (as the same may be adjusted under Section 4(c) of the Plan) per Share of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share (subject to any such adjustment) on the date of grant of the Stock Appreciation Right, provided that the grant price per Share may be set below Fair Market Value by an amount determined necessary or appropriate by the Committee to satisfy applicable requirements of law or government regulation. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee, which may impose upon the exercise of any Stock Appreciation Right such conditions or restrictions, not inconsistent with the provisions of the Plan, as it may deem appropriate. The term of any Stock Appreciation Right shall not exceed ten years.

(c) Restricted Stock and Restricted Stock Rights. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Rights to Participants subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

     (i) Restrictions. Shares of Restricted Stock and Restricted Stock Rights shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto or with respect to a Restricted Stock Right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

     (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or a custodian acting on behalf of the Company, or, if determined by the Committee and consistent with the rules of the Nasdaq National Market or any securities exchange on which the Shares are listed or admitted to trading, any Restricted Stock granted under the Plan may be evidenced by recording the issuance of the same in the books and records of the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Rights, no Shares shall be issued at the time such Awards are granted.

     (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined by or under criteria established by the

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            Committee) with the Company or its Affiliates during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Rights shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Rights. Any Share of Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Rights evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Rights, subject to the provisions of the Plan and any applicable Award Agreement.

(d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Rights), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e) Dividend Equivalents. The Committee is hereby authorized to grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Common Stock of the Company with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which

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     consideration shall not be less than 100% of the Fair Market Value of such
     Shares or other securities as of the date such purchase right is granted, provided that the value of such Shares or other securities may be set below Fair Market Value by an amount determined necessary or appropriate by the Committee to satisfy applicable requirements of law or government regulation.

(g)  General.

     (i) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law or may be granted for such cash consideration as the Committee may determine in its discretion.

     (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any plan of the Company or any of its Affiliates other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any of its Affiliates may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

     (iii) Forms of Payments Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

     (iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Notwithstanding the preceding sentence, if so determined by the Committee, an Option may be transferred by a Participant to any "Family Member" (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or Form)) of that Participant in a manner established by the Committee, provided that such transfer is not for value (i.e., the Participant making the transfer may not receive any consideration therefor). Any Family Member to whom an Option is transferred in accordance with the preceding sentence shall not make any subsequent transfer of such Option or any right thereunder otherwise than by will or the laws of descent and distribution; provided, however,

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          that if so determined by the Committee, such Family Member may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of such Family Member under the Option and receive any property distributable with respect thereto upon the death of such Family Member. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant, or if permissible under applicable law, by the Participant's guardian or legal representative, excepting an Option that has been transferred to a Family Member in accordance with the foregoing provisions, in which event the Option and any rights thereunder may be exercisable during such Family Member's lifetime only by such Family Member or, if permissible under applicable law, by the Family Member's guardian or legal representative. Except as provided in this clause (iv), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any of its Affiliates.

     (v) Term of Awards. Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

     (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable securities laws, rules or regulations, and other regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on the Nasdaq National Market or a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on the Nasdaq National Market or such securities exchange.

Section 7. Amendment and Termination; Adjustments.

(a) Amendments to the Plan. Subject to the provisions of Section 7(c), the Board of Directors may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that requires stockholder approval under the rules or regulations of the Nasdaq National Market or any securities exchange that are applicable to the Company.

(b) Waivers. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively.

(c) Limitations on Amendments. Neither the Board nor the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, that would have an adverse effect on the rights of the Participant with respect to such Award, without the consent of the

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     Participant or holder or beneficiary thereof, except as otherwise provided herein or in the Award Agreement.

(d) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding.

In order to comply with all applicable income tax laws or regulations, the Committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including without limitation the establishment of policies to ensure that all applicable payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the payment or transfer otherwise to be made upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions.

(a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant and delivered to the Company.

(c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any of its Affiliates from adopting or continuing in effect other or additional compensation plans or arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its Affiliates, nor will it affect in any way the right of the Company or any of its Affiliates to terminate the employment of any Participant in its or their employ at any time, with or without cause. In addition, the Company or any of its Affiliates may at

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     any time dismiss a Participant in its or their employ from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e) Governing Law. The validity, construction and effect of the Plan, any Award Agreement or any Award, and any rules and regulations relating to the Plan, any Award Agreement or any Award, shall be determined in accordance with the laws of the State of Delaware which shall be the proper law thereof notwithstanding any rules regarding conflict of laws therein contained under which any other law would be made applicable.

(f) Severability. If any provision of the Plan, any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, then

     (i) such provision shall be construed or deemed amended to conform to applicable laws, or

     (ii) if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, the Award Agreement or the Award, such provision shall be stricken, but only as to each jurisdiction, Award Agreement and Award so affected, and the Plan, as well as each Award Agreement and Award so affected, shall otherwise remain in full force and effect in accordance with its original terms.

(g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any of its Affiliates pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any such Affiliate.

(h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant in the employ of the Company or any of its Affiliates under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability or similar plan of the Company or any of its Affiliates unless required by law or otherwise provided by such other plan.

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Section 10. Effective Date of the Plan.

The Plan shall be approved by the Board of Directors of the Company and shall be effective as of April 17, 2000, subject to the approval of the stockholder or stockholders of the Company, which approval may be satisfied by the approval of Deluxe Corporation, as the sole stockholder of the Company, for purposes of satisfying the requirements of the Nasdaq National Market.

Section 11. Term of the Plan.

The Plan shall continue in effect until it is discontinued or terminated as provided in Section 7. No Award shall be granted after the termination of this Plan. However, unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of this Plan, and the authority of the Committee provided for hereunder with respect to this Plan and any Awards, and the authority of the Board to amend this Plan, shall extend beyond the termination of this Plan.

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